UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 9, 2018

California Resources Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36478	46-5670947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9200 Oakdale Avenue, Suite 900 Los Angeles, California	91311
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 848-4754
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This filing is an amendment to the Current Report on Form 8-K of California Resources Corporation (the “Company”) filed on April 9, 2018 (the “Original Form 8-K”). This filing is made solely for the purposes of tagging the applicable items in the EDGAR system in connection with the filing of the Original Form 8-K. This filing does not include any changes to the text of the Original Form 8-K.

ITEM 3.02.	UNREGISTERED SALES OF EQUITY SECURITIES.
On April 9, 2018, the Company entered into an Asset Sale and Purchase Agreement with Chevron U.S.A. Inc. (“Chevron”) pursuant to which the Company acquired the remaining working, surface and mineral interests in the 47,000-acre Elk Hills field in the San Joaquin Basin of California (the “Elk Hills Acquisition”). As consideration, the Company paid $460 million in cash and issued 2,850,000 shares of the Company’s common stock, par value $0.01 per share (the “Shares”), to Chevron. The closing of the Elk Hills Acquisition occurred simultaneously with signing and had an effective date of April 1, 2018.
The Company and Chevron also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which the Company agreed to file with the Securities and Exchange Commission a shelf registration statement registering for resale the Shares within two days following the filing of the Company’s next succeeding Form 10-Q. The Registration Rights Agreement limits Chevron’s ability to resell Shares as follows: (1) up to 1,000,000 Shares in the first 30 days following effectiveness of the registration statement, (2) up to 1,000,000 additional Shares (plus the balance of any unsold Shares in the first 30-day period) in the 30 days thereafter, and (3) any remaining Shares thereafter.
The description of the Registration Rights Agreement above does not purport to be complete and is qualified in its entirety by the Registration Rights Agreement filed herewith as Exhibit 4.01 to this Current Report on Form 8-K and incorporated by reference herein.
The Shares were offered, issued and sold in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), set forth under Section 4(a)(2) of the Securities Act relating to sales by an issuer not involving any public offering. Chevron represented, among other things, that it is an accredited investor and that it is acquiring the Shares for investment purposes only and not with a view to any resale, distribution or other disposition of such securities in violation of the United States federal securities laws.

ITEM 8.01.	OTHER EVENTS.
On April 9, 2018, the Company announced the Elk Hills Acquisition. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit Number	Description of the Exhibits
4.01	Registration Rights Agreement, dated as of April 9, 2018, by and between California Resources Corporation and Chevron U.S.A. Inc.
99.1	Press Release, dated April 9, 2018.

*
Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. California Resources Corporation agrees to furnish supplementally a copy of any omitted schedules or exhibits to the SEC upon request; provided, however, that California Resources Corporation may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule or exhibit so furnished.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Resources Corporation

/s/ Roy Pineci
Name:	Roy Pineci
Title:	Executive Vice President - Finance

DATED: April 11, 2018

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